                                                                  Exhibit 10.4

                      FEDERAL HOME LOAN BANK OF PITTSBURGH

                        FLEXLINE COMMITMENT APPLICATION
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Prestige Bank, FSB ("Member") hereby applies to the Federal Home Loan Bank of
Pittsburgh ("Bank") for a Commitment on the terms described below and pursuant to the terms and conditions of the Advances, Collateral Pledge and Security Application if the Bank is not satisfied as to Member's creditworthiness; if Member is not in compliance with the terms of the Master Agreement and the Bank's Credit Policies at the time of funding of the Advance; or if the Member's primary federal regular or insurer notifies the Bank that the member has been restricted from using Bank advances.

Commitment Begin Date:  03/25/97          Commitment Expiration Date: 03/24/93

Amount Requested:  $8,185,000.00       (Not to exceed 10% of Institution's
                                       Maximum Borrowing Capacity in effect at
                                       the time the Commitment is executed.)

Flexline Advances funded hereunder which are not earlier repaid will nature on the Commitment Expiration Date. A Member may, with the Bank's approval, renegotiate the terms of this Commitment, including its renewal, at any time prior to the Commitment Expiration Date. Such renegotiations require the Member to complete and submit a new Flexline Commitment Application prior to the effective date of the change. The Bank shall have no obligation to renegotiate a Flexline Commitment and reserves the right to reduce or terminate this Flexline Commitment at any time without prior notice to Member.

Member's Current Financial Information (GAAP Basis) as of: 12/31/97 (000's)
-------------------------------------------------------------------

1.       Total Assets                       $114,449          5.       Total Other Borrowings             $_________________

2.       Goodwill and
         Other Intangible Assets            $________         6.       Total FHLB Advances                $14,477

3.       Total Liabilities                  $102,820          7.       QTL                                __X__ Yes _____ No

4.       Net Worth                          $ 11,629          8.       Qualified Asset Ratio                 90%
                                                                                                          _________________

                                                                                       as of 12/31/96

Disclosure under warranties and representations from reverse side of this
Application:

===============================================================================

Member acknowledges that any Advance hereunder is subject to the terms and conditions on the reverse side of this Application and the terms and conditions of the Master Agreement and the Bank's Credit Policies as in effect from time to time. Member acknowledges that if the Bank approves the Advance by signing this Application, this will constitute the agreement of Member and the Bank to the Advance on the ____ set forth herein and in the Master Agreement and that this Application will become part of the Master Agreement.

Date:______________        By _______________________________________________

                              Authorized Signature

Name and Title:______________________________________________________________
                                  (Print or Type)

-----------------------------------------------------------------------------
FOR FEDERAL HOME LOAN BANK USE ONLY

Commitment No. _______________________

Approval Date: _______________________
                                             _________________________________
                                             Authorized Signature        Title

                                             _________________________________
                                             Authorized Signature        Title

Effective Date 3/1/96                                          FHLB-Pittsburgh

                      FEDERAL HOME LOAN BANK OF PITTSBURGH

                     "REPOPLUS" ADVANCE MASTER APPLICATION
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Prestige Bank ("Member") hereby enters into this "RepoPlus" Advance Master
Application ("Application") with the Federal Home Loan Bank of Pittsburgh ("Bank") to apply to receive Advances from time to time during the term hereof on the terms and conditions described below and subject to the Banks Credit Policies and the Advances, Collateral Pledge and Security Agreement between the Bank and Member ("Master Agreement"). The Bank shall have no obligation to make an Advance under this Application if the Bank is not satisfied as to Member's creditworthiness; if Member is not in compliance with the terms of the Master Agreement and the Bank's Credit Policies at the time of funding of the Advance; or if the Member's primary federal regulator or insurer notifies the Bank that the Member has been restricted from using Bank Advances. The term of this Application is for 1 year beginning on the Approval Date.

Advances funded under this Application will be granted for terms of 1 to 92 days and will bear interest at a fixed rate set at the time of the funding request. Member will receive from the Bank an Advice of Transaction ("Advice") of each Advance funded hereunder stating the principal amount, the rate and the maturity date of such Advance. Such Advices shall be conclusive and binding on the Member and the Member shall be estopped from challenging the same on any grounds and from denying its obligation to repay an Advance. Payment of interest and principal will be due upon maturity of the Advance.

===============================================================================

Member acknowledges that any Advance hereunder is subject to the terms and conditions on the reverse side of this Application and the terms and conditions of the Master Agreement and the Bank's Credit Policies as in effect from time to time. Member acknowledges that if the Bank approves this Application by signing the Application, this will constitute the agreement of Member and the Bank to the Advances hereunder on the terms and conditions set forth herein, and that this Application and all Advices issued in connection with Advances hereunder will become part of the Master Agreement.

Date:  4/23/96                              By
       -------------------                     --------------------------------
                                                 Authorized Signature

Name and Title:
               ----------------------------------------------------------------
                                     (Print or Type)

-------------------------------------------------------------------------------
FOR FEDERAL HOME LOAN BANK USE ONLY

Maturity Date
              --------------

Approval Date:
               ------------- --------------------------------------------------
                             Authorized Signature                        Title

                             --------------------------------------------------
                             Authorized Signature                        Title

                                   ADVANCES,

                               COLLATERAL PLEDGE

                                      AND

                               SECURITY AGREEMENT

               ADVANCES, COLLATERAL PLEDGE AND SECURITY AGREEMENT

This Advances, Collateral Pledge and Security Agreement (the "Master Agreement"), dated as May 19, 1993, between Prestige Bank, FSB with its principal place of business at 710 Old Clairton Road, Pittsburgh, PA 15236 (the "Member") and the Federal Home Loan Bank of Pittsburgh, with its principal place of business at One Riverfront Center, Twenty Stanwix Street, Pittsburgh, Pennsylvania 15222-4893 (the "Bank").

WHEREAS, the Bank, subject to the provisions of the Federal Home Loan Bank Act ("Bank Act"), the Rules and Regulations of the Federal Housing Finance Board ("FHFB Regulations"), the policies of the FHFB and the Bank's Credit Policies (as hereinafter defined) is authorized to make available Advances and Other Credit Products to its members; and

WHEREAS, Member desires from time to time to apply for such Advances and Other Credit Products that may be available to it; and

WHEREAS, the Bank requires that such Advances and Other Credit Products provided by the Bank be secured pursuant to this Master Agreement, and Member agrees to provide such security as requested by the Bank by the means set forth in this Master Agreement.

NOW THEREFORE, intending to be legally bound, the member and the Bank agree as follows:

                                    GENERAL

Section 1.01. Definitions. As used herein, the following terms shall have the following meanings.

"Advances" means any and all loans or other extensions of credit now or hereafter granted by the Bank to the Member, including all loans or extensions of credit by the Bank to the Member prior to the date hereof.

"Advance Application" means a writing or electronic transmission, in such form or forms as shall be specified by the Bank from time to time, by which the Member requests, and which if executed by the Bank shall evidence, an Advance.

"Capital Stock" means all of the capital stock of the Bank and all payments which have been or hereafter are made on account of subscriptions to and all unpaid dividends on such Capital Stock.

"Collateral" means all tangible and intangible property, including the proceeds thereof, heretofore assigned, transferred or pledged to the Bank by the Member as collateral for loans or other extensions of credit prior to the date hereof, and all Capital Stock, Deposits, Mortgage Collateral, Securities Collateral and Other Collateral, including the proceeds thereof and collections on any and all of the foregoing, which are now or hereafter pledged to the Bank pursuant to Section 3.01 hereof.

"Collateral Maintenance Level" means such aggregate Fair Market Value of Qualifying Collateral as is specified in the Bank's Collateral Policy or as may be otherwise specified in writing by the Bank from time to time as being the Collateral Maintenance Level that the member is required to maintain hereunder. The Bank may increase or decrease the Collateral Maintenance Level at any time.

"Collateral Policy" shall mean the Bank's Collateral Policy as in effect from time to time.

"Credit Policies" shall mean the Bank's Master Credit, Advances, Interest Rate Exchange, Standby Letter of Credit, Collateral and other Policies relating to Advances and Other Credit Products offered by the Bank, all as in effect from time to time.

"Deposits" shall mean all deposit accounts maintained by the member with the Bank, all money, cash and checks, drafts, notices, bills, bills of exchange and bonds deposited therein or credited thereto, any increases, renewals, extensions, substitutions and replacements thereof, whether or not deposited in any such deposit account and all statements, certificates, passbooks and instruments representing any such deposit account.

"Fair Market Value" means the weighted fair market value of Collateral determined in such a manner as is specified in the Bank's Collateral Policy or as may be otherwise specified in writing by the Bank from time to time. The Bank may change the method of determining Fair Market Value at any time and the Bank's determination of Fair market Value shall be conclusive.

"Indebtedness" means all obligations, liabilities or indebtedness of the member to the Bank, due or to become due, direct or indirect, absolute or contingent, joint or several, now existing or hereafter at any time created, arising or incurred, under this Master Agreement, Advance Applications, Other Credit Product Agreements, Advances, Other Credit Products, Deposits, including any overdrafts or other charges in connection therewith, any obligations for any other services (including without limitation safekeeping, operating and other correspondent services) provided by the Bank, including any applications, commitments, other agreements or documents relating to the foregoing, any amendments to any of the foregoing agreements or documents and any obligation sunder indemnification provisions in any such agreements or documents, and any renewal, extension or substitution of any such obligations, liabilities and indebtedness, including attorneys' fees of the Bank in the collection thereof and the enforcement of any remedies with respect to any Collateral therefor.

"Mortgage Collateral" means Mortgage Documents and all security agreements, guaranties, insurance policies, certificates, binders, commitments or reports relating thereto, including title insurance, private mortgage insurance and hazard and liability insurance, surveys, bonds, participation agreements, purchase commitments, hedge contracts or other agreements to purchase, guaranty or insure any mortgage loans or securities to be issued by the Member, any other agreement, instrument or document pertaining to, affecting or obtained by the Member in connection with the loans covered by the Mortgage Documents, financing statements perfecting the Member's security interest in any of the foregoing, certificates, evidences of recordation, applications, underwriting materials, appraisals, notices, opinions of counsel, loan servicing data, files, correspondence, computer programs, tapes, discs, cards, account records and all other electronically stored or written records or materials relating to the loans covered by the Mortgage Documents.

"Mortgage Documents" means mortgages, deeds of trust or other security deeds in land and interests in real property and the improvements and fixtures located thereon (herein "mortgages") and all notes, bonds or other instruments evidencing loans secured thereby (herein "mortgage notes") and any endorsements and assignments thereof to the Member.

"Other Collateral" means such items of tangible and intangible property, other than Capital Stock, Deposits, Mortgage Collateral and Securities Collateral, which are offered as collateral by the Member to the Bank and are specifically accepted by the Bank as Collateral for Advances and Other Credit Products.

"Other Credit Products" means any and all commitments or obligations under which the Bank agrees to make Advances to the Member or payments on behalf of or for the account of the member, including without limitation letters of credit, guarantees or other arrangements intended to facilitate transactions between the Member and third parties, or under which the Bank enters into a credit or financial accommodation, agreement or other arrangement with the Member, including without limitation interest rate exchange transactions (such as interest rate swap, cap, collar and floor agreements) and such other products or services as may be offered by the Bank from time to time pursuant to its Credit Policies and irrespective of whether the Bank's obligation is contingent or conditional.

"Other Credit Product Agreement" means a writing or electronic transmission in such form as shall be specified by the Bank, executed by the Bank and the Member and setting forth the obligations of the Bank and Member, including without limitation any reimbursement agreement, interest rate exchange agreement, confirmation, applications, notices, advice or other instruments between the Bank and the Member.

"Outstanding Commitments" means, at any point in time, the maximum aggregate principal amount of Advances or payments which the Bank may be obligated to make to the Member under Advance Applications or Other Credit Product Agreements then in effect.

"Qualifying Collateral" means Collateral other than Capital Stock which: (I) meets the definition of Qualifying Collateral under the Bank's Collateral Policy; (II) is owned by the Member free and clear of any liens, encumbrances or other interests other than the assignment to the Bank hereunder; (III) has not been in default within the most recent 12-month period excepting only, in the case of Mortgage Collateral, payments which are overdue by not more than 30 days or, if specifically agreed to by the Bank, 90 days; (IV) in the case of Mortgage Collateral, relates to residential real property which is covered by fire and hazard insurance in an amount at least sufficient to discharge the mortgage loan in full in case of loss and as to which all real restate taxes are current; and (V) in the case of Mortgage Collateral, does not secure an indebtedness on which any director, officer, employee, attorney or agent of the Member or any Federal Home Loan Bank is personally liable. The Bank may change the definition of Qualifying Collateral at any time, and the Bank's determination of Qualifying Collateral shall be conclusive.

"Securities Collateral" means all securities or certificates evidencing a direct or indirect interest in a group of loans secured by mortgages, including without limitation, mortgage-backed securities, collateralized mortgage-backed obligations and real estate mortgage investment conduits, including Federal Home Loan Mortgage Corporation mortgage participation certificates, Federal National Mortgage Association mortgage pass-through certificates and Government national Mortgage Association modified pass-through mortgage-backed certificates, and all Mortgage Documents and items of Mortgage Collateral owned or otherwise acquired by the Member relating to the loans underlying such securities or certificates; consolidated obligations of the Federal Home Loan Bank System; obligations of or guaranteed by the United States; and obligations of or guaranteed by agencies or instrumentalities of the United States.

                       ADVANCES AND OTHER CREDIT PRODUCTS

Section 2.01. Application for Advances and Other Credit Products.

Each Advance and Other Credit Product shall be based upon and evidenced by an Advance Application or Other Credit Product Agreement, as applicable, that has been executed by the Member and the Bank. Notwithstanding the foregoing, however, the Bank may make an Advance or Other Credit Product to the Member based upon information furnished by the member to the Bank and upon terms agreed to by the Bank and the Member by telephonicor other unwritten communication; provided that the Bank's records as to the amount, rate of interest, repayment period and other terms of each such Advance or Other Credit Product shall be conclusive and the Member shall be estopped from challenging the same on any grounds and from denying its obligation to repay such Advance or Other Credit Product. In such event the Member shall execute and deliver a completed Advance Application or Other Credit Product Agreement to the Bank within the required period of time following the making of such Advance or Other Credit Product as set forth by the Bank in writing from time to time. Each Advance, Advance Application, Other Credit Product and Other Credit Product Agreement shall be subject to the terms of the Credit Policies and applicable law, regulations and limitations, all as in effect from time to time, including the Bank Act, the FHFB Regulations and the statements of policy and guidelines of the FHFB, which shall be deemed to be incorporated by reference into this Master Agreement.

Section 2.02. Repayment of Advances and Other Credit Products.

The Member agrees to repay each Advance or Other Credit Product in accordance with this Master Agreement and the terms and conditions of the Advance Application or Other Credit Product Agreement. Unless otherwise specified in the Bank's Credit Policies or may be otherwise specified in writing by the Bank from time to time, interest shall be paid at the time of each payment of all or part of the principal of each Advance on the amount of principal so repaid and shall be paid on the first business day of each month on the daily outstanding principal amount of each Advance during the prior month (other than principal amounts which have been repaid during such month), in each case at the rate applicable to such Advance as stated in the related Advance Application. The Member shall pay to the Bank, immediately and without demand, interest on any past due amount owing on any Advance or Other Credit Product at the rate in effect and being charged by the Bank from time to time on overdrafts on demand deposit accounts of its members. The Member shall maintain in the Member's demand deposit account(s) with the Bank an amount at least equal to the amounts then currently due and payable to the Bank on outstanding Advances and Other Credit

Products. The Member hereby authorizes the Bank to debit the member's demand deposit account(s) with the Bank for all amounts due and payable on any Advance or Other Credit Product and for all other amounts due and payable hereunder. In the event that the amount in the Member's demand deposit account is, at any time, insufficient to pay such due and payable amounts, the Bank may without notice to the Member apply any Deposits then in the possession of the Bank to the payment of such due and payable amounts.

Section 2.03. Payment of Prepayment Charges.

Any prepayment fees or charges for which provision is made, whether under the Advance Application. Other Credit Product Agreement, or otherwise, shall be payable at the time of any voluntary or involuntary payment of the principal of such Advance or Other Credit Product prior to the originally scheduled maturity thereof, including without limitation payments that are made as a part of a liquidation of the Member or that become due as a result of an acceleration pursuant to Section 4.10 hereof, whether such payment is made by the Member, by a conservator, receiver, liquidator or trustee of or for the Member, or by any successor to or any assignee of the Member.

Section 2.04. Right of Bank to Make Payments with Respect to Outstanding Commitments.

In the event that there are one or more Outstanding Commitments at the time of an Event of Default under Section 4.01 hereof, the Bank may, at its option, make any payments due thereunder from time to time by crediting a special account with the Bank over which the Bank has sole dominion and control. Amounts credited to such special account shall be deemed to have satisfied the Bank's obligations under the Outstanding Commitments. When all such obligations have been satisfied, the Bank shall disburse the balance, if any, in such account first to the satisfaction of any amounts then due and owing by the Member to the Bank then to the Member or its successors in interest. Payments made pursuant to this section shall be payable on demand and shall bear interest at the rate in effect and being charged by the Bank from time to time on overdrafts on demand deposit accounts of its members.

                               SECURITY AGREEMENT

Section 3.01. Creation of Security Interest.

As security for all Indebtedness, including without limitation all Advances and Other Credit Products, the Member hereby assigns, transfers, and pledges to the Bank, and grants to the Bank a security interest in all of the Capital Stock, Deposits, Mortgage Collateral, Securities Collateral and Other Collateral (collectively Collateral), now or hereafter owned by the Member, and all proceeds thereof, provided, however, that Mortgage Collateral, Securities Collateral and Other Collateral that is encumbered or disposed of by the member in conformity with the requirements of Section 3.03(a) hereof shall not be subject to the security interest created hereunder. Without limitation of the foregoing, all tangible and pledged by the Member to the Bank as Collateral for Advances and Other Credit Products prior to the date hereof is hereby assigned, transferred and pledged to Bank as Collateral hereunder.

Section 3.02. Member's Representations and Warranties Concerning Collateral.

The Member represents and warrants to the Bank, as of the date hereof and the date of all Advances or Other Credit Products secured hereunder, as follows:

(a) The Member owns and has marketable title to the Collateral and has the right and authority to grant a security interest in the Collateral and to subject all of the Collateral to this Master Agreement;

(b) The information contained in any certification, status report, schedule, or other documents required hereunder and any other information given from time to time by the Member as to each item of Collateral is true, accurate and complete in all material respects;

(c) The Member maintains Qualifying Collateral which has a Fair Market Value that is at least equal to the then current Collateral Maintenance Level and which meets the standards and requirements from time to time established by the Bank's Collateral Policy, the Bank Act and the FHFB Regulations; and

(d) No part of any real property or interest in real property that is the subject of Collateral which is Qualifying Collateral contains or is subject to the effects of toxins or hazardous materials or other hazardous substances (including those defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.; and in the regulations adopted and publications promulgated pursuant to said laws) the presence of which could subject the Bank to any liability under applicable state or Federal law or local ordinance either at any time that such property is pledged to the Bank or upon the enforcement by the Bank of its security interest therein.

Section 3.03. Collateral Maintenance Requirement.

(a) The Member shall at all times maintain as Collateral an amount of Qualifying Collateral which has a Fair Market Value that is at least equal to the then current Collateral Maintenance Level. The Member shall not assign, pledge, transfer, create any security interest in, sell, or otherwise dispose of any Collateral if such Collateral is held by or on behalf of the Bank pursuant to Section 3.04 hereof, or the Bank has otherwise perfected its security interest in such Collateral, or at the time of or immediately after such action. Member is not or would not be in compliance with the collateral maintenance requirements of the first sentence of this Section 3.03(a) or is or would be otherwise in default under this Master Agreement.

(b) Collateral shall beheld by the member in trust for the benefit of, and subject to the direction and control of the Bank, and will be physically safeguarded by the Member with at least the same degree of care as the Member uses in physically safeguarding its other property. Without limitation of the foregoing, Member shall take all action necessary or desirable to protect and preserve the Collateral and the Bank's interest therein, including without limitation the maintaining of insurance on property securing mortgages constituting Collateral (such policies and certificates of insurance or guaranty relating to such Mortgages are herein called "insurance"), the collection of payments under all mortgages and under all insurance, and otherwise assuring that the loans comprising the Mortgage Collateral are serviced in accordance with the standards of a reasonable and prudent mortgagee. The Member, as the Bank's agent, shall collect all payments when due on all Collateral. If the Bank requires, the Member shall hold such collections separate from its other monies and apply them to the reduction of Indebtedness as it becomes due; otherwise, the Bank consents to the member's use and disposition of all such collections.

(c) Upon request by the Bank or as may be provided in the Collateral Policy, the Member shall specify and describe to the Bank and/or physically segregate any Collateral in a manner as required by the Bank.

Section 3.04. Delivery of Collateral.

(a) Upon the Bank's request which may be made at any time for any reason, or at any time that the member becomes subject to any mandatory collateral delivery requirements pursuant to the Collateral Policy or that may be otherwise established in writing by the Bank, the Member shall immediately deliver to the Bank, or to a custodian designated by the Bank, all Collateral including such Qualifying Collateral as may be necessary so that the Fair Market Value of Qualifying Collateral held by the Bank, or such custodian, meets or exceeds the Collateral Maintenance Level at all times, and take any and all other action as may be specified by the Bank to perfect the Bank's security interest in the Collateral, including the filing of financing statements. Collateral delivered to the Bank shall be endorsed or assigned in recordable form by the member to the Bank as directed by the Bank. With respect to Mortgage Collateral that is to be delivered hereunder, the Member shall deliver the Mortgage Documents with necessary endorsements and assignments relating thereto unless otherwise directed by the Bank. Concurrently with the initial delivery of Collateral and at such other times as provided in the Collateral Policy or as the Bank may otherwise request, the Member will deliver to the Bank a status report and accompanying schedules, all in form and substance satisfactory to the Bank and dated as of the then most recent valuation date, describing the Collateral held by the Bank or its custodian.

(b) With respect to uncertificated securities pledged to the Bank as Securities Collateral or Other Collateral hereunder, the delivery requirements contained in this Master Agreement shall be satisfied by the transfer of a security interest in such securities to the Bank, such transfer to be effected in such securities to the Bank, such transfer to be effected in such manner and to be evidenced by such documents as shall be specified by the Bank.

(c) The Member agrees to pay to the Bank such reasonable fees and charges as may be assessed by the Bank to cover the Bank's overhead and other costs relating to the receipt, holding, redelivery and reassignment of Collateral and to reimburse the Bank upon request for all recording fees and other reasonable expenses, disbursements and advances incurred or made by the Bank in connection therewith (including the reasonable compensation and the expenses and disbursements of any custodian that may be appointed by the Bank hereunder, and the agents and legal counsel of the Bank and of such custodian).

Section 3.05. Withdrawal or Reassignment of Collateral.

Upon receipt by the Bank of writings in form and substance satisfactory to the Bank constituting (I) a request from the member for the withdrawal or reassignment of Collateral which has been delivered pursuant to Section 3.04 hereof, or as to which the Bank has otherwise perfected its security interest,
(II) a detailed listing of the Collateral to be withdrawn or reassigned, and (III) a certificate of a responsible officer of the Member certifying that the Fair Market Value of the Qualifying Collateral that will be held by the Bank, as appropriate, after such withdrawal or reassignment would not be less than the Collateral Maintenance Level, provided, that the Bank's valuation of such delivered Collateral confirms that the member's Collateral Maintenance Level will be satisfied after such withdrawal or reassignment, then, the Bank shall redeliver or reassign to the Member the Collateral specified in said officer's certificate. Notwithstanding anything to the contrary herein contained, while an Event of Default hereunder shall have occurred and be continuing, or at any time that the Bank in good faith deems itself insecure, the Member may not obtain any such withdrawal or reassignment.

Section 3.06.  Additional Collateral.

The Bank may at any time require the Member to maintain and deliver to the Bank additional Collateral over that amount of Qualifying Collateral required to meet the member's Collateral Maintenance Level or substitutions of Collateral. The Member expressly agrees to maintain and deliver such additional Collateral or substitutions of Collateral as the Bank shall require.

Section 3.07.  Reports, Collateral Audit; Access.

(a) In accordance with the Collateral Policy and at such other times as the Bank may request, the Member shall furnish to the Bank, in form and substance satisfactory to the Bank, a certification or report that it maintains Qualifying Collateral with a Fair Market Value sufficient to meet the Collateral Maintenance Level. If the Fair Market Value of Qualifying Collateral owned by the Member, free and clear of any liens or encumbrances, shall at any time fall below the Collateral Maintenance Level, the Member shall immediately notify the Bank. The Member shall request annually an audit report prepared by the Member's external independent auditor in accordance with generally accepted auditing standards certifying that the member owns, free and clear of any liens or encumbrances, Qualifying Collateral with a Fair Market Value at least equal to the Collateral Maintenance Level, and deliver such report to the Bank within 120 days of each fiscal year end of the Member, including an explanation for any exceptions or qualifications in the report or any failure to obtain such report. The Member agrees that the Bank shall have access at all reasonable times to the Collateral in the member's possession and to the Member's books and records of account relating to such Collateral. The Member shall permit the Bank to examine, inspect, audit and take copies or make extracts from its books and records and to discuss its affairs with its independent auditor as often as the Bank may reasonably request. Promptly upon their becoming available to the member, the member shall provide to the Bank any reports including management letters submitted to the Member by its independent auditor in connection with any annual, interim or special audit. The Member agrees that examination reports prepared by local, state or federal authorities may be furnished by such authorities to the Bank upon request. If requested by the Bank, the Member shall furnish to the Bank a written report covering such matters regarding the Collateral as the bank may require, including listing of mortgages, securities, and unpaid principal balances thereof, and certifications concerning the status of payments on mortgages and of taxes and insurance on property securing mortgages. If so requested by the Bank, the Member shall promptly report to the Bank any event which reduces the principal balance of any mortgage or security by five percent (5%) or more, whether by prepayment, foreclosure sale, insurance or guaranty payment or otherwise.

(b) All Collateral and the satisfaction by the Member of the Collateral Maintenance Level shall be subject to audit and verification by or on behalf of the Bank. Such audits and verifications may occur without notice during the Member's normal business hours or upon reasonable notice at such other times as the Bank may reasonably request. The Member shall provide access to, and shall make adequate working facilities available to, the representatives or agents of the Bank for purposes of such audits and verifications. The Member agrees to pay to the Bank such reasonable fees and changes as may be assessed by the Bank to cover overhead and other costs relating to such audit and verification.

Section 3.08. Additional Documentation.

The Member shall make, execute, record and deliver to the Bank such financing statements, assignments, listings, powers, notices and other documents with respect to the Collateral and the Bank's security interest therein as directed by the Bank and in form and substance satisfactory to the Bank.

Section 3.09. Bank's Responsibilities as to Collateral.

The Bank's duty as to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in its possession, which shall not include any steps necessary to preserve rights against prior parties nor the duty to send notices, perform services, or take any action in connection with the management of the Collateral. The Bank shall not have any responsibility or liability for the form, sufficiency, correctness, genuineness or legal effect of any instrument or document constituting a part of the Collateral, or any signature thereon or the description or misdescription, or value of property represented, or purported to be represented, by and such document or instrument. The Member agrees that any and all

Collateral may be removed by the Bank from the state or location where situated, and may there be dealt with by the Bank as provided in this Master Agreement.

Section 3.10. Bank's Rights as to Collateral; Power of Attorney.

At any time or times, at the expense of the member, the Bank may, in its discretion, before or after the occurrence of an Event of Default as defined in
Section 4.01 hereof, in its own name or in the name of its nominee or of the Member, do any or all things and take any and all actions that are pertinent to the protection of the Bank's interests hereunder are lawful under the laws of the Commonwealth of Pennsylvania, or the laws of any jurisdiction under which the Bank may be exercising its rights hereunder, including the following:

(a) Terminate any consent given hereunder;

(b) Notify obligors on any Collateral to make payments thereon directly to the Bank;

(c) Endorse any Collateral in the Member's name;

(d) Enter into any extension, compromise, settlement, or other agreement relating to or affecting any Collateral;

(e) Take any action the Member is required to take or which is otherwise necessary to: (i) sign and record a financing statement or otherwise perfect a security interest in any or all of the Collateral; or (ii) obtain, preserve, protect, enforce or collect the Collateral;

(f) Take control of any funds or other proceeds generated by the Collateral and use the same to reduce Indebtedness as it becomes due; and

(g) Cause the Collateral to be transferred to its name or the name of its nominee.

The Member hereby appoints the Bank as its true and lawful attorney, with full power of substitution, for and on behalf of the member and in its name, place and stead, to prepare, execute and record endorsements and assignments to the Bank of all or any item of Collateral, giving or granting to the Bank, as such attorney, full power and authority to do or perform every lawful act necessary or proper in connection therewith as fully as the member might or could do. The Member hereby ratifies and confirms all that the Bank shall lawfully do or cause to be done by virtue of this special power of attorney. This special power of attorney is granted for a period commencing on the date hereof and continuing until the discharge of all Indebtedness and all obligations of the Member hereunder regardless of any default by the member, is coupled with an interest and is irrevocable for the period granted.

Section 3.11. Subordination of Other Loans to Mortgage Collateral.

The Member hereby agrees that all mortgage notes which are part of the Mortgage Collateral and any notes secured by personal property ("personalty notes") which may become part of the Other Collateral shall have priority in right and remedy over any claims, however evidenced, for other loans, whether made before or after the date of such mortgage or personalty notes which are secured by the mortgages or security agreements securing such mortgage or personalty notes but are not part of the Collateral, and shall be satisfied out of the property covered by such mortgages or security agreements before recourse to such property may be obtained for the repayment of such other loans. To this end, the Member hereby subordinates the lien of such mortgages and security agreements with respect to such other loans to the lien of such mortgages and security agreements with respect to such mortgage and personalty notes. The Member further agrees to retain possession of any promissory notes evidencing such other loans and not to pledge, assign or transfer the same, except that the same may be pledged to the Bank as part of the Collateral.

                               DEFAULT; REMEDIES

Section 4.01. Events of Default; Acceleration.

In the event of the occurrence of any of the following events or conditions of default ("Event of Default"), the Bank may at its option, by a notice to the Member, declare all Indebtedness and accrued interest thereon, including any prepayment fees or charges which are payable in connection with the payment prior to the originally scheduled maturity of any Indebtedness, to be immediately due and payable without presentment, demand, protest or any further notice;

(a) Failure of the member to pay when due any interest on or principal of any Advance or any amount payable in connection with any Other Credit Product; or

(b) Failure of the member to perform any promise or obligation or to satisfy any condition or liability contained herein, in an Advance Application, or in any Other Credit Product Agreement to which the Member and the Bank are parties; or

(c) Any representation, statement, or warranty made or furnished in any manner to the Bank by or on behalf of the member in connection with any Advance or Other Credit Product or any certification of the Fair Market Value of Qualifying

    Collateral shall have been false or misleading in any material respect when made or furnished; or

(d) Failure of the member to maintain Qualifying Collateral which has a Fair Market Value that is at least equal to the then current Collateral Maintenance Level, free of any encumbrances or claims as required herein; or

(e) The issuance of any tax, levy, seizure, attachment, garnishment, levy of execution, or other process with respect to the Collateral; or

(f) Any failure to pay or suspension of payment by the Member to any creditor of sums due or the occurrence of any event which results in another creditor having the right to accelerate the maturity of any indebtedness of the Member under any security agreement, indenture, loan agreement, or comparable undertaking; or

(g) Application for or appointment of a conservator or receiver for the member or of any subsidiary of the Member or the member's property, entry of a judgment or decree adjudicating the member or any subsidiary of member insolvent or bankrupt or an assignment by the member or any subsidiary of the member for the benefit of creditors; or

(h) Sale by the member of all or a material part of the member's assets or the taking of any other action by the Member to liquidate or dissolve; or

(i) Termination of the Member's membership in the Bank, or the Member's ceasing to be a type of financial institution that is eligible under the Bank Act to apply for membership in the Bank; or

(j) Merger, consolidation or other combination of the Member with an entity which is not a member of the Bank if the nonmember entity is the surviving entity; or

(k) With respect to Advances made pursuant to Section 11(ff)(4) of the Bank Act, if the creditor liabilities of the Member, excepting liabilities to the Bank, are increased in any manner to an amount exceeding five percent (5%) of the member's net assets; or

(l) The Bank in good faith determines that a material adverse change has occurred in the financial condition of the Member, or the member fails to comply with the Bank's Credit Policies or other applicable policies including the requirement of creditworthiness as determined by the Bank in its discretion.

Section 4.02. Remedies.

(a) Upon the occurrence of any Event of Default, the Bank shall have all of the rights and remedies provided by applicable law, which shall include, but not be limited to, all of the remedies of a secured party under the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania. In addition, the Bank may take immediate possession of any of the Collateral or any part thereof wherever the same may be found without judicial process or by action. The Bank may require the Member to assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to both parties. The Bank may sell, assign and deliver the Collateral or any part thereof at public or private sale for such price as the Bank deems appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. The Bank shall have the right to purchase all or part of the Collateral at such sale. If the Collateral includes insurance or securities which will be redeemed by the issuer upon surrender, or any accounts or deposits in the possession of the Bank, the Bank may realize upon such Collateral without notice to the member. If any notification of intended disposition of any of the Collateral is required by applicable law, such notification shall be deemed reasonable and properly given if mailed, postage prepaid, at least 5 days before any such disposition to the address of the member appearing on the records of the Bank. The proceeds of any sale shall be applied in the order that the Bank, in its sole discretion, may choose. The Member agrees to pay all the costs and expenses of the Bank in the collection of the Indebtedness and enforcement of the Bank's rights and remedies in case of default, including, without limitation, reasonable attorneys' fees. The Bank shall, to the extent required by law, apply any surplus after payment of the Indebtedness, provision for repayment to the Bank of any amounts to be paid or advanced under Outstanding Commitments, and all costs of collection and enforcement to third parties claiming a secondary security interest in the Collateral, with any remaining surplus paid to the member. The member shall be liable to the Bank for any deficiency remaining.

(b) If the Indebtedness, accrued interest thereon and other amounts or charges owing by the member shall have become due and payable (by acceleration or otherwise), the bank shall have the right, at any time or from time to time to the fullest extent permitted by law, in addition to all other rights and remedies available to it, without prior notice to the Member, to set off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of, the member by the Bank, including without limitation all Deposits now or hereafter maintained by the member with the Bank. Such right shall exist whether or not such debt owing to or funds held for the account of the member is natured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to the Bank. The Member hereby consents to and confirms the foregoing arrangements and confirms the Bank's rights of banker's lien and set off. Nothing in this Master Agreement shall be deemed a waiver or prohibition of or restriction on the Bank's rights of banker's lien or set off.

(c) The member acknowledges that the breach by the Member of the provisions of this Agreement and in particular Section 3.04 hereof would cause irreparable injury to the Bank and that remedies at law for any such breach will be inadequate, and consents and agrees that the Bank shall be entitled, without the necessity of proof of actual damage, to specific performance of the terms of this Agreement and to injunctive relief in any proceedings which may be brought to enforce the provisions of this Agreement. The Member waives the right to assert the defense that such breach or violation can be compensated adequately in damages in an action of law.

                                 MISCELLANEOUS

Section 5.01. General Representations, Warranties and Covenants by the Member.

The Member hereby represents and warrants that, as of the date hereof and the date of each Advance or Other Credit Product hereunder:

(a) The Member will truly and accurately represent and warrant its status as a Qualified Thrift Lender as defined in the Bank Act on any Advance Application or Other Credit Product Agreement between Member and the Bank.

(b) The Member will truly and accurately represent and warrant the purpose of any Advance or Other Credit Product on any Advance Application or Other Credit Product Agreement between Member and the Bank.

(c) The Member will furnish any financial, collateral or other information requested by the Bank in connection with any Advance or Other Credit Product.

(d) The Member is not, and neither the execution of nor the performance of any transactions or obligations of the Member under any Advance Application, Other Credit Product

    Agreement or this Master Agreement shall, with the passage of time, the giving of notice or otherwise, cause the Member to be: (I) in violation of its charter or articles of incorporation bylaws, the Bank Act, the FHFB Regulations, any other law or administrative regulation, agreement, or any court decree; or (II) in default under or in breach of any indenture, contract or other instrument or agreement to which the Member is a party or by which it or any of its property is bound.

(e) The Member is not in default under any Advance Application or Other Credit Product Agreement with the Bank.

(f) The Member has full power and authority and has received all corporate and governmental authorizations and approvals (including without limitation those required under the Bank Act and the FHFB Regulations) as may be required to enter into and perform its obligations under any Advance Application, Other Credit Product Agreement or this Master Agreement, to obtain Advances and Other Credit Products.

(g) The information given by the Member in any writing provided, electronic transmission or in any oral statement made, in connection with any Advance Application or Other Credit Product Agreement, is true, accurate and complete in all material respects.

(h) The Member will at all times maintain and accurately reflect the terms of this Master Agreement (including the Bank's security interest in the Collateral) and all Advances and Other Credit Products hereunder on its books and records.

(i) The Member shall indemnify and hold the Bank harmless from and against any and all costs, claims, expenses, damages, and liabilities with respect to any action which may be instituted by any person against the Bank as a result of any transaction contemplated by this Master Agreement or action or nonaction arising from this Master Agreement, except where the same results solely from the gross negligence or willful misconduct of the Bank. In addition, the Member shall indemnify and hold the Bank harmless from and against any and all costs, claims, expenses, damages, and liabilities resulting in any way from the presence or effects of any toxic or hazardous substances or materials in, on, or under any real property or interest in real property that is subject to or included in the Collateral. The Member also agrees to reimburse the Bank such reasonable fees and charges as may be assessed by the Bank to cover overhead and other cost, including reasonable attorney's fees, incurred in the administration of this Master Agreement, any Advance Application or Other Credit Product Agreement.

Section 5.02. Assignment.

The Bank may assign or negotiate to any other Federal Home Loan Bank or to any other person or entity, with or without recourse, any Indebtedness of the Member or participations therein, and the Bank may assign or transfer all or any part of the Bank's right, title and interest in and to this Master Agreement and may assign and deliver the whole or any part of the Collateral to the transferee, which shall succeed to all the powers and rights of the Bank in respect thereof, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to the transferred Collateral. The Member may not assign or transfer any of its rights or obligations hereunder without the express prior written consent of the Bank.

Section 5.03. Discretion of Bank to Grant or Deny Advances and Other Credit Products.

Nothing contained herein or in any documents describing or setting forth the Bank's credit program or Credit Policies shall be construed as an agreement or commitment on the part of the Bank to grant Advances or extend Other Credit Products hereunder, the right and power of the Bank in its discretion to either grant or deny any Advance of Other Credit Product requested hereunder being expressly reserved.

Section 5.04. Amendment; Waivers.

No modification, amendment or waiver of any provisions of this Master Agreement or consent to any departure therefrom shall be effective unless executed by the party against whom such change is asserted and shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Member in any case shall entitle the Member to any other or further notice or demand in the same, or similar or other circumstances. Any forbearance, failure or delay by the Bank in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by the Bank of any right, power or remedy hereunder shall not preclude the further exercise thereof. Every right, power and remedy of the Bank shall continue in full force and effect until specifically waived by the Bank in writing.

Section 5.05. Jurisdiction; Legal Fees.

In any action or proceeding brought by the Bank or the Member in order to enforce any right or remedy under this Master Agreement, the parties hereby consent to, and agree that they will submit to, the jurisdiction of the United States District Court for the Western District of Pennsylvania or, if such action or proceeding may not be brought in federal court, the jurisdiction of the courts of the Commonwealth of Pennsylvania located in Allegheny County. The Member agrees that, if any action or proceeding is brought by the Member seeking to obtain any legal or equitable relief against the Bank under or arising out of this Master Agreement or any transaction contemplated hereby, and such relief is not granted by the final decision, after any and all appeals, of a court of competent jurisdiction, the Member will pay all attorneys' fees and other costs incurred by the Bank in connection therewith.

Section 5.06. Notices.

Any notice, advice, request, consent or direction given, made or withdrawn pursuant to this Master Agreement shall be in writing or by electronic transmission, and shall be deemed to have been duly given to and received by a party hereto when it shall have been mailed to such party at its address given above by first class mail, or if given by hand or by electronic transmission, when actually received by such party at its principal office.

Section 5.07. Signatures of Member.

The Secretary or the Assistance Secretaries of the Member shall from time to time certify to the Bank on forms provided by the Bank the names and specimen signatures of the persons authorized to apply on behalf of the Member to the Bank for Advances and Other Credit Products and otherwise act for and on behalf of the Member in accordance with this Master Agreement. Such certifications are incorporated herein and made a part of this Master Agreement and shall continue in effect until expressly revoked by the Member notwithstanding that subsequent certifications may authorize additional persons to act for and on behalf of Member.

Section 5.08. Applicable Law; Severability.

In addition to the terms and conditions specifically set forth herein and in any Advance Application or Other Credit Product Agreement between the Bank and the Member, this Master Agreement and all Advances and Other Credit Products extended hereunder shall be governed by the statutory and common law of the United States and, to the extent federal law incorporates or defers to state law, the laws (exclusive of the choice of law provisions) of the Commonwealth of Pennsylvania, including the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania. In the event that any portion of this Master Agreement conflicts with applicable law or the Credit Policies, such conflict shall not affect other provisions of this Master Agreement which can be given effect without the conflicting provision, and to this end the provisions of this Master Agreement are declared to be severable.

Section 5.09. Successors and Assigns.

This Master Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Member and the Bank, provided that the Member may not assign any of its rights or obligations hereunder without the prior written consent of the Bank. The Bank may sell, transfer or assign or grant participations in Advances or Other Credit Products.

Section 5.10. Entire Agreement.

This Master Agreement and the other documents referenced herein relating to Advances and Other Credit Products embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof. This Master Agreement amends, restates and supersedes all prior agreements between such parties which relate to such subject matter, and all Advances and Other Credit Products made by the Bank to the Member prior to the execution of this Master Agreement shall be governed by the terms of this Master Agreement and not by the terms of the prior agreement.

         IN WITNESS WHEREOF, the Member and the Bank have caused this Master Agreement to be signed in their names by their duly authorized officers as of the date first above mentioned.

________________________________             Federal Home Loan Bank of
       (Name of Member)                      Pittsburgh


By:_____________________________             By:____________________________

Title:__________________________             Title:_________________________

                                             By:____________________________

                                             Title:_________________________

                             MEMBER ACKNOWLEDGMENT

State of Pennsylvania      )
                           )
County of Allegheny        )

On this 4th day of June, 1993, before me, a notary public, the undersigned officer personally appeared Robert S. Zyla, who acknowledged himself to be the President of Prestige Bank, A Federal Savings Bank, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of such institution by himself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                  -----------------------------
                                                  Notary Public

                              BANK ACKNOWLEDGMENT

State of Pennsylvania      )
                           )
County of Allegheny        )

On this 8th day of June, 1993, before me, a notary public, the undersigned officers personally appeared Leigh A. Dunhoff and Craig C. Howie who acknowledged themselves to be the V.P.-Credit Admin. and V.P.-Product Development respectively, of the Federal Home Loan Bank of Pittsburgh, and that they as such Vice President-Credit Administration and V.P.-Product Development, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the institution by themselves as V.P.-Credit Administration and V.P.-Product Development.

IN WITNESS HEREOF, I hereunto set my hand and official seal.


                                                  -----------------------------
                                                  Notary Public